UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2005

Belden & Blake Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-20100	34-1686642
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5200 Stoneham Road, North Canton, Ohio		44720
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	330-499-1660

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)

On December 19, 2005, the Board of Directors of Belden & Blake Corporation (the "Company") concluded that the Company’s financial statements for the fiscal year ended December 31, 2004 and for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 will require restatement to correct certain errors related to the Company’s method of accounting for derivatives, and accordingly should no longer be relied upon. The Company has identified certain apparent errors in its accounting for its derivatives which will result in non-cash adjustments in the periods indicated above. In addition, the Company continues to review the accounting for its derivatives, and may determine that other adjustments are necessary. The total amounts of the adjustments necessary to correct the Company's previously filed financial statements are not known at this time.

The Company plans to file restated financial statements reflecting these items in an amendment to its Annual Report on Form 10-K/A for the fiscal year ended December 31, 2004, and in amendments to its quarterly reports on Form 10-Q/A for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 as soon as practicable.

Investors are cautioned that the Company’s review of its accounting is ongoing. Upon completion of its review, the Company may conclude that additional adjustments to its financial statements for the periods disclosed above are necessary, that the proper adjustments are different in amount or type from those above, or that changes to financial statements for other prior periods may be necessary.

The Company’s senior management and its Board of Directors have discussed the matters described herein with the Company’s current independent registered public accounting firm, Deloitte & Touche LLP, and its prior independent registered public accounting firm, Ernst & Young LLP.

Item 8.01 Other Events.

The expected restatements may constitute events of default under the First Amended and Restated Credit and Guarantee Agreement, dated as of August 16, 2005, among the Company, BNP Paribas, as Administrative Agent, and certain lenders and the ISDA Master Agreement, dated as of June 30, 2004, by and between the Company and J. Aron & Company. The Company has communicated with the lenders and J. Aron & Company to seek, if necessary, a waiver of any potential default. There can be no assurance that the lenders or J. Aron & Company will grant such a waiver.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 99.1: News Release dated December 20, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Belden & Blake Corporation

December 20, 2005	By:	/s/ James M. Vanderhider

Name: James M. Vanderhider
Title: President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	News Release dated December 20, 2005